SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            Hardin Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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________________________________________________________________________________
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________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


     N/A
________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     N/A
________________________________________________________________________________
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________________________________________________________________________________
5)   Total fee paid:


     N/A
________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
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          3)   Filing Party:
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          4)   Date Filed:
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________________________________________________________________________________

                                                                   June 23, 2000


Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Hardin Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 1:00 p.m., Hardin, Missouri time on July 27, 2000 at the Hardin United Methodist Church Fellowship Hall located at 101 Northeast 1st Street, Hardin, Missouri.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the Company's fiscal 2000 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending March 31, 2001. The Board has carefully considered both of these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for both of the proposals.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                         Sincerely,

                                         /s/ Robert W. King

                                         Robert W. King
                                         President and Chief Executive Officer

                              HARDIN BANCORP, INC.
                            201 Northeast Elm Street

                             Hardin, Missouri 64035

                                 (660) 398-4312

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 27, 2000

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Hardin Bancorp, Inc. will be held at the Hardin United Methodist Church Fellowship Hall located at 101 Northeast 1st Street, Hardin, Missouri at 1:00 p.m., Hardin, Missouri time, on July 27, 2000.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company for three year terms;

     2. The ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending March 31, 2001;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 8, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         Karen K. Blankenship
                                         Secretary

Hardin, Missouri
June 23, 2000

-------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                              Hardin Bancorp, Inc.

                            201 Northeast Elm Street

                             Hardin, Missouri 64035

                                 (660) 398-4312

                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 27, 2000

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Hardin Bancorp, Inc. (the "Company"), the parent company of Hardin Federal Savings Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Hardin United Methodist Church Fellowship Hall located at 101 Northeast 1st Street, Hardin, Missouri on July 27, 2000, at 1:00 p.m., Hardin, Missouri time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about June 23, 2000.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect two directors of the Company, and to ratify the appointment of KPMG LLP as auditors of the Company for the fiscal year ending March 31, 2001.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. As to the ratification of the appointment of KPMG LLP as independent auditor of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) WITHHOLD AUTHORITY to vote on the item.

Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or votes withheld.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Karen K. Blankenship, Secretary, Hardin Bancorp, Inc., 201 Northeast Elm Street, Hardin, Missouri 64035.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on June 8, 2000 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 731,453 shares of Common Stock issued and outstanding. The following table sets forth information as of June 8, 2000 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the Common Stock and of all directors and executive officers of the Company and the Bank as a group.

                                                                Shares
                                                             Beneficially          Percent
             Beneficial Owner                                   Owned              of Class
------------------------------------------------------      --------------      ---------------

Hardin Bancorp, Inc. Employee Stock Ownership Plan (1)          84,640              11.57%
201 Northeast Elm Street
Hardin, Missouri 64035

Robert W. King                                                  55,908               7.64%
201 Northeast Elm Street
Hardin, Missouri 64035

Directors and executive officers of the Company
  and the Bank as a group (9 persons)                          174,192(2)           23.81%

--------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 55,835 shares of which have been allocated to accounts of participants. First Bankers Trust of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above includes 68,313 options to purchase shares of Common Stock granted under the Company's Stock Option Plan and 27,486 awards of shares of restricted Common Stock under the Company's Recognition and Retention Plan ("RRP") to directors and executive officers of the Company. The amount above excludes options and awards which do not vest within 60 days of June 8, 2000.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                               Shares of Common
                          Age at                                                    Term      Stock Beneficially          Percent
                         March 31,                                  Director         to            Owned at                 of
     Name                  2000          Position(s) Held           Since (1)       Expire     March 31, 2000 (2)          Class
---------------------    ---------       ----------------           ---------      -------    -------------------         -------

                                                               NOMINEES
                                                               --------

Karen K. Blankenship         56          Senior Vice President,       1996           2003            26,712(3)             3.65%
                                         Secretary and Director
Ivan R. Hogan                75          Chairman of the Board        1963           2003             9,425(4)             1.29

                                                      DIRECTORS CONTINUING IN OFFICE
                                                      ------------------------------

Robert W. King               61          President, Chief Executive   1974           2002            55,908(5)             7.64
                                         Officer and Director
David D. Lodwick             70          Director                     1977           2002            11,625(4)             1.59

David K. Hatfield            72          Director                     1976           2001             7,925(4)             1.08

William L. Homan             52          Vice President, Treasurer    1996           2001            36,531(6)             4.99
                                         and Director
W. Levan Thurman             77          Director                     1980           2001             8,425(4)             1.15

--------------------

(1)  Includes service as a director of the Bank.
(2) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. Also includes 9,313, 5,399 and 5,021 shares allocated to the individual accounts of Messrs. King and Homan and Mrs. Blankenship under the Bank's Employee Stock Ownership Plan. Does not include options to purchase shares of Common Stock granted under the Company's Stock Option Plan and shares of restricted Common Stock awarded under the Company's Recognition and Retention Plan, which shares have not yet vested and as to which the participants do not yet have voting rights.
(3) Includes 1,481 RRP shares and 3,597 stock options for Mrs. Blankenship, which vested in April, 2000.
(4) Includes 423 RRP shares and 1,058 stock options for Directors Hatfield, Hogan, Lodwick and Thurman.
(5) Includes 2,116 RRP shares and 5,890 stock options for Mr. King, which vested in April, 2000.
(6) Includes 846 RRP shares and 2,116 stock options for Mr. Homan, which vested in April, 2000.

     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Karen K. Blankenship. Mrs. Blankenship is the Senior Vice President and Secretary of the Bank, responsible for the supervision of the accounting department and reporting to the regulatory authorities. Mrs. Blankenship joined the Bank as a teller in 1967, and has served the Bank in various capacities prior to her promotion to Senior Vice President in 1993.

     Ivan R. Hogan. Mr. Hogan was President of the Bank from 1981 to 1995 and has been on the Bank's Executive Committee of the Board of Directors since 1981.

     Robert W. King. Mr. King has served as Chief Executive Officer of the Bank since 1990, and was named President in 1995. In these capacities, he is responsible for overseeing the day to day operations of the Bank. Mr. King joined the Bank in 1960 and served in various capacities prior to being named the Chief Executive Officer.

     David D. Lodwick. Mr. Lodwick is currently a practicing attorney in Excelsior Springs, Missouri.

     David K. Hatfield. Mr. Hatfield currently is a part-time broker with Hatfield Real Estate and also owns and operates a farm in Cowgill, Missouri.

     William L. Homan. Mr. Homan joined the Bank in June 1995 as Vice President and Treasurer. In that capacity, Mr. Homan is responsible for the supervision of all investments and cash flows of the Bank. Prior to joining the Bank, Mr. Homan was President and Chief Executive Officer of Brenton Savings Bank, FSB, Ames, Iowa.

     W. Levan Thurman. Mr. Thurman is a retired funeral director.

Executive Officers Who Are Not Directors

     Executive officers of the Bank are elected annually by the Board of Directors of the Bank. The business experience of each executive officer of the Bank and the Company who is not also a director is set forth below.

     Lyndon M. Goodwin. Mr. Goodwin, age 55, is currently Vice President of the Bank responsible for the supervision of all lending operations of the Bank. Prior to joining the Bank in 1994, Mr. Goodwin was a County Supervisor of the United States Department of Agriculture, Farmer's Home Administration, for 28 years.

     J. Michael Schwarz. Mr. Schwarz, age 56, joined the Bank in January 1997 as Vice President. Mr. Schwarz previously was employed as Executive Vice President of Lawson Bank, Lawson, Missouri.

Meetings of the Board of Directors and Committees

     Board and Committee Meetings of the Company. The Board of Directors met 12 times during the year ended March 31, 2000. During fiscal 2000, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Company formed standing Audit, Nominating and Compensation Committees in connection with its organization in June 1995.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Hatfield, Lodwick and Thurman. The Audit Committee met one time in fiscal 2000.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. The Nominating Committee met one time in fiscal 2000.

     The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this Committee are Directors Hogan, Lodwick and Thurman. The Compensation Committee met three times during fiscal 2000.

     Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors of the Bank held 12 meetings during the fiscal year ended March 31, 2000. No director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

Director Compensation

     During fiscal 2000, the Company's policy was to pay directors a fee of $5,200 per annum. Additionally, during fiscal 2000, all directors of the Bank received a fee of $7,800 per annum. Directors do not receive any additional fees for attending special board meetings or for participation on committees.

     Stock Benefit Plans. Following approval by the Company's stockholders at a Special Meeting of Stockholders held on April 16, 1996, each director and director emeritus of the Company who is not a full-time employee received an option to purchase 5,290 shares of Common Stock under the Company's Stock Option Plan and an award of 2,116 shares of restricted stock under the Company's Recognition and Retention Plan. In addition, Mr. Homan and Mrs. Blankenship received options to purchase 10,580 and 17,986 shares, respectively, under the Stock Option Plan, and 4,232 and 7,406 shares, respectively, of restricted stock under the Recognition and Retention Plan.

     Director Deferred Fee Agreement. In 1980, the Bank established a deferred compensation program for the benefit of its directors. This program permitted directors who elected to participate to defer up to 100% of director fees over a five year period. No director has entered the program since 1989. Pursuant to agreements entered into with participating directors, upon reaching age 65, the director (or in the event of death, his designated beneficiary) receives a specified monthly cash payment (designed to approximate the future value of the fees deferred) for a period of 120 months. In order to offset the expected payments under the deferred compensation plan, the Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to directors upon reaching age 65, the death benefits payable on the insurance policies have been selected to actuarially approximate the total monthly payment obligations. At March 31, 2000, all directors have participated in the deferred compensation program, with the exception of directors Blankenship and Homan. During fiscal 2000, directors Hogan, Hatfield, Thurman and Lodwick received payments of $10,285, $12,840, $9,393 and $23,848, respectively, pursuant to the plan. Upon reaching age 65, President King will receive $40,460 per annum under these plans.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The following table sets forth the compensation paid or accrued by the Bank for services rendered by Robert W. King, the President and Chief Executive Officer of the Bank. No other executive officer earned in excess of $100,000 during fiscal years 1998, 1999 and 2000.


===================================================================================================================================
                                                      Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Long-Term
                                                                                             Compensation
                                Annual Compensation/(1)/                                         Awards
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Other          Restricted
                                                                          Annual            Stock       Options/        All Other
      Name and Principal        Fiscal                                 Compensation         Award         SARs        Compensation
           Position              Year     Salary($)      Bonus($)          ($)             ($)(1)        (#)(2)          ($)(3)
-----------------------------------------------------------------------------------------------------------------------------------

Robert W. King, President        2000      $94,198        $6,986           --                --            --            $34,890
and Chief Executive              1999      $90,788        $6,750           --                --            --            $41,665
Officer                          1998      $87,000        $6,450           --                --            --            $51,612
===================================================================================================================================

--------------------
(1) On April 16, 1996, pursuant to the Company's Recognition and Retention Plan, Mr. King was awarded 10,580 shares of restricted stock. The market value per share of the Common Stock was $11.50 on the date of grant. Such awards vest in equal installments at a rate of 20% per year beginning on April 16, 1997, one year from the date of grant, unless otherwise determined by the Board. Awards will be 100% vested upon termination of employment due to death or disability. When such shares become vested and are distributed, the recipient will also receive an amount equal to the accumulated dividends and earnings thereon. The aggregate value of the 10,580 shares of restricted stock awarded to Mr. King, including both vested and unvested shares, as of March 31, 2000 was $145,475, based upon a closing price of $13.75 per share on that date.
(2) On April 16, 1996, pursuant to the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), Mr. King was awarded options to purchase 26,450 shares of Common Stock. Such options vest in equal installments at a rate of 20% per year commencing one year from the date of grant. The first installment of options became exercisable on April 16, 1997. The exercise price of such options is $11.50, the fair market value of the underlying shares on April 16, 1996, the date of grant.
(3) Includes $13,000 of board fees and $21,890 contributed under the Bank's Employee Stock Ownership Plan ("ESOP") in fiscal 2000, $13,000 of board fees and $28,665 contributed under the Bank's ESOP in fiscal 1999, and $13,000 of board fees and $38,612 contributed under the Bank's ESOP in fiscal 1998.

Stock Options

     The Board of Directors of the Company has adopted the Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options and limited rights equal to 105,800 shares of Common Stock. The Stock Option Plan provides for the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, (ii) options that do not so qualify ("nonstatutory options") and
(iii) limited rights that are exercisable only upon a change in control of the Company. Options granted to directors under the Stock Option Plan are awarded under a formula pursuant to which each non-employee director of both the Company and the Bank received an option to purchase 5,290 shares of Common Stock of the Company. Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant.

     No options were granted to the named executive officer during the year ended March 31, 2000.

     Set forth below is certain additional information concerning options outstanding to the named executive officer at March 31, 2000. No options were exercised during fiscal 2000.


=========================================================================================================================
                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                            FISCAL YEAR-END OPTION VALUES
=========================================================================================================================
                                                                     Number of Unexercised      Value of Unexercised In-
                                                                          Options at             The-Money Options at
                                                                        Fiscal Year-End               Year-End (1)
                                                                   -------------------------   -------------------------
                              Shares Acquired         Value        Exercisable/Unexercisable   Exercisable/Unexercisable
            Name               Upon Exercise        Realized                  (#)                         ($)
---------------------------  -----------------  -----------------  -------------------------   -------------------------
Robert W. King                      --                 $--                21,160/5,290               47,610/11,903
=========================================================================================================================

--------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on March 31, 2000, at which date the closing bid price of the Common Stock as reported on the Nasdaq SmallCap Market was $13.75.

Employment and Severance Agreements

     The Bank entered into an employment agreement, effective upon consummation of the Bank's conversion to a stock institution, with Robert W. King, the Bank's and the Company's President and Chief Executive Officer, providing for a term of three years. The contract provides for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause."

     The employment agreement for Mr. King provides for an annual base salary as determined by the Board of Directors, but not less than the employee's current salary. Mr. King's base salary (exclusive of director fees and bonuses) was $94,198 in fiscal 2000. So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank.

     In the event there is a change in control of the Company or the Bank, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. King's base amount of compensation as defined in the Internal Revenue Code of 1986, as amended.

Assuming a change in control were to take place as of March 31, 2000, the aggregate amounts payable to Mr. King pursuant to this change in control provision would be approximately $291,053.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti- takeover" effect that could affect a proposed future acquisition of control of the Company.

     The Bank has also entered into an employment agreement with Karen K. Blankenship, as Senior Vice President and Secretary. The agreement provides for a term of two years and a change of control payment equal to 150% of Ms. Blankenship's base amount of compensation, and is otherwise similar to the employment agreement with Mr. King. In addition, the Bank has entered into a severance agreement with William L. Homan, as Vice President and Treasurer of the Bank. This agreement provides for a term of two years and a change of control payment equal to 100% of Mr. Homan's base amount of compensation, plus continuation of certain other benefits.

Officers Compensation Agreement

     In December 1994, the Bank entered into a Compensation Agreement with President and Chief Executive Officer Robert W. King. The Compensation Agreement is a non-qualified agreement which provides for a death benefit or a monthly retirement benefit for a period of 120 months that commences upon death or upon reaching age 65, payable to the officer or his designated beneficiaries. The agreement requires a five year period of continuous service and provides for a reduced monthly payment on a pro rata basis for a lesser period of continuous service. The Compensation Agreement also contains clauses requiring the employee to refrain from business activities which are in competition with the Bank without first obtaining the written consent of the Bank. The annual benefit upon death or reaching age 65 for Mr. King, assuming completion of the five year continuous service requirement, is $12,000. The Bank has purchased a life insurance contract on Mr. King whereby the Bank is the beneficiary in order to offset the expected payments under the Compensation Agreement.

Benefit Plans

     Pension Plan. The Bank's employees are included in the Financial Institutions Retirement Fund, a multi-employer comprehensive pension plan (the "Pension Plan"). This noncontributory defined benefit retirement plan covers all employees who have met minimum service and age requirements. Benefits are based upon a formula which multiplies the average annual compensation for the employee's three highest paid years of employment by 1 1/2% times the employee's number of years of credited service.

     The following table sets forth, as of March 31, 2000, estimated annual retirement benefits for individuals at age 65 payable in the form of a life annuity payment for various levels of compensation and years of service. Such payments are not subject to offset for social security benefits. At March 31, 2000, the estimated credited years of service of Mr. King was 37 years.

========================================================================================
                                   Pension Plan Table
----------------------------------------------------------------------------------------
                                            Years of Credited Service
High-Three Average    ------------------------------------------------------------------
  Compensation         10 Years      15 Years      20 Years     25 Years      30 Years
------------------    ----------    ----------    ----------   ----------    ----------
   $ 20,000            $ 3,000       $ 4,500       $ 6,000      $ 7,500        $ 9,000
     30,000              4,500         6,750         9,000       11,250         13,500
     50,000              7,500        11,250        15,000       18,750         22,500
     75,000             11,250        16,875        22,500       28,125         33,750
    100,000             15,000        22,500        30,000       37,500         45,000
    150,000             22,500        33,750        45,000       56,250         67,500
========================================================================================

     The Bank withdrew from the Pension Plan, effective February 1, 2000. Consequently, the Bank will accrue no further benefits for its employees under the Pension Plan. Persons who have attained age 45 at the time of the Bank's withdrawal from the Pension Plan will have the opportunity to transfer their accrued benefit to another qualified retirement plan or individual retirement account. The accrued benefit of those persons who have not yet attained age 45 must remain in the Pension Plan until such time as they attain age 45.

Indebtedness of Management

     The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law generally requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates subject to limited exceptions. However, recent regulations now permit executive officers and directors to receive the same terms on loans through plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to all directors, executive officers, employees and their associates totaled $1,216,859 at

March 31, 2000, which was 10.39% of the Bank's regulatory capital at that date and 9.79% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended March 31, 2000. All loans to directors and officers were performing in accordance with their terms at March 31, 2000.

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended March 31, 2000 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending March 31, 2001, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2001

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 201 Northeast Elm Street, Hardin, Missouri 64035 no later than February 25, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 90 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. The notice must include certain information as specified in the Company's bylaws.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Hardin, Missouri
June 23, 2000

                              HARDIN BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 27, 2000

     The undersigned hereby appoints William L. Homan and W. Levan Thurman, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Hardin Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Hardin United Methodist Church Fellowship Hall located at 101 Northeast 1st Street, Hardin, Missouri, on July 27, 2000 at 1:00 p.m., Hardin, Missouri time and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                [_]  FOR                        [_]  VOTE WITHHELD


     INSTRUCTION:  To withhold your vote for any individual nominee, strike a line in that nominee's name below.

     KAREN K. BLANKENSHIP (three year term)

     IVAN R. HOGAN (three year term)

2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending March 31, 2001

           [_]  FOR         [_]  AGAINST         [_]  VOTE WITHHELD

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

Dated: _________________, 2000
                                    -----------------------------------
                                    Signature of Stockholder
                                    Please sign exactly as your name(s)
                                    appear(s) to the left. When signing
                                    as attorney, executor, administrator,
                                    trustee or guardian, please give your
                                    full title. If shares are held jointly,
                                    each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE